EX. 99.28(m)(1)(vii)

Amendment to
JNL Series Trust Distribution Plan

This Amendment is made by JNL Series Trust, a Massachusetts business trust (“Trust”) to its Distribution Plan (“Plan”).

Whereas, the Plan was adopted on April 29, 2013, and as amended on May 30, 2013, September 16, 2013, April 28, 2014, June 4, 2014 and September 15, 2014 by the Trust on behalf of the Funds listed on Schedule A to the Plan, in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended.

Whereas, the following new funds, fund merger, fund name change, de-registered funds, and fee changes (collectively, “Fund Changes”) have been approved by the Board of Trustees of the Trust:
New Funds
-	JNL Multi-Manager Alternative Fund;
-	JNL/Harris Oakmark Global Equity Fund;
-	JNL/Oppenheimer Emerging Markets Innovator Fund; and
-	JNL/Westchester Capital Event Driven Fund.

Fund Merger
-	JNL/Mellon Capital Global Alpha Fund into the JNL/AQR Managed Futures Strategy Fund

Fund Name Change
-	JNL Institutional Alt 65 Fund to JNL Alt 65 Fund

De-Registered Funds
-	JNL Investment Committee - Global Strategic Moderate with Alts Fund;
-	JNL Investment Committee - Global Strategic Moderately Aggressive with Alts Fund;
-	JNL Investment Committee - Strategic Moderate Fund; and
-	JNL Investment Committee - Strategic Moderately Aggressive Fund.

Fee Changes (for the following “American Funds”)
JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL/American Funds Balanced Allocation Fund
JNL/American Funds Growth Allocation Fund

Whereas, pursuant to the approval of the Fund Changes, as outlined herein-above, the Trust has agreed to amend Schedule A of the Plan to:

-	add four new funds and each fund’s respective fees;
-	remove the JNL/Mellon Capital Global Alpha Fund and its’ respective fees;
-	update the fund name for the JNL Institutional Alt 65 Fund to JNL Alt 65 Fund;
-	remove the four de-registered funds and each fund’s respective fees; and
-	update each respective American Fund’s fees.

Now Therefore, the Trust hereby amends the Plan as follows:

Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A dated April 27, 2015, attached hereto.

In Witness Whereof, the Trust has caused this Amendment to be executed as of this 13th day of March 2015, effective April 27, 2015.

JNL Series Trust
By:	/s/ Kristen K. Leeman
Name:	Kristen K. Leeman
Title:	Assistant Secretary

Schedule A
Dated April 27, 2015

Fund	Class	Maximum 12b-1 Fee 1
JNL/American Funds Blue Chip Income and Growth Fund	Class A Class B	0.20% None
JNL/American Funds Global Bond Fund	Class A Class B	0.20% None
JNL/American Funds Global Small Capitalization Fund	Class A Class B	0.20% None
JNL/American Funds Growth-Income Fund	Class A Class B	0.20% None
JNL/American Funds International Fund	Class A Class B	0.20% None
JNL/American Funds New World Fund	Class A Class B	0.20% None
JNL Multi-Manager Alternative Fund		0.20%
JNL Institutional Alt 20 Fund		None
JNL Institutional Alt 35 Fund		None
JNL Institutional Alt 50 Fund		None
JNL Alt 65 Fund		None
JNL/American Funds Balanced Allocation Fund	Class A Class B	0.20% None
JNL/American Funds Growth Allocation Fund	Class A Class B	0.20% None
JNL/AllianceBernstein Dynamic Asset Allocation Fund	Class A Class B	0.20% None
JNL/AQR Managed Futures Strategy Fund	Class A Class B	0.20% None
JNL/BlackRock Commodity Securities Strategy Fund	Class A Class B	0.20% None
JNL/BlackRock Global Allocation Fund	Class A Class B	0.20% None
JNL/BlackRock Large Cap Select Growth Fund	Class A Class B	0.20% None
JNL/Boston Partners Global Long Short Equity Fund	Class A Class B	0.20% None
JNL/Brookfield Global Infrastructure and MLP Fund	Class A Class B	0.20% None
JNL/Capital Guardian Global Balanced Fund	Class A Class B	0.20% None
JNL/Capital Guardian Global Diversified Research Fund	Class A Class B	0.20% None
JNL/DFA U.S. Core Equity Fund	Class A Class B	0.20% None
JNL/Eagle SmallCap Equity Fund	Class A Class B	0.20% None
JNL/Eastspring Investments Asia ex-Japan Fund	Class A Class B	0.20% None
JNL/Eastspring Investments China-India Fund	Class A Class B	0.20% None

Fund	Class	Maximum 12b-1 Fee 1
JNL/Franklin Templeton Founding Strategy Fund		None
JNL/Franklin Templeton Global Growth Fund	Class A Class B	0.20% None
JNL/Franklin Templeton Global Multisector Bond Fund	Class A Class B	0.20% None
JNL/Franklin Templeton Income Fund	Class A Class B	0.20% None
JNL/Franklin Templeton International Small Cap Growth Fund	Class A Class B	0.20% None
JNL/Franklin Templeton Mutual Shares Fund	Class A Class B	0.20% None
JNL/Franklin Templeton Small Cap Value Fund	Class A Class B	0.20% None
JNL/Goldman Sachs Core Plus Bond Fund	Class A Class B	0.20% None
JNL/Goldman Sachs Emerging Markets Debt Fund	Class A Class B	0.20% None
JNL/Goldman Sachs Mid Cap Value Fund	Class A Class B	0.20% None
JNL/Goldman Sachs U.S. Equity Flex Fund	Class A Class B	0.20% None
JNL/Harris Oakmark Global Equity Fund	Class A Class B	0.20% None
JNL/Invesco Global Real Estate Fund	Class A Class B	0.20% None
JNL/Invesco International Growth Fund	Class A Class B	0.20% None
JNL/Invesco Large Cap Growth Fund	Class A Class B	0.20% None
JNL/Invesco Mid Cap Value Fund	Class A Class B	0.20% None
JNL/Invesco Small Cap Growth Fund	Class A Class B	0.20% None
JNL/Ivy Asset Strategy Fund	Class A Class B	0.20% None
JNL/JPMorgan International Value Fund	Class A Class B	0.20% None
JNL/JPMorgan MidCap Growth Fund	Class A Class B	0.20% None
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class B	0.20% None
JNL/Lazard Emerging Markets Fund	Class A Class B	0.20% None
JNL/Mellon Capital 10 x 10 Fund		None
JNL/Mellon Capital Index 5 Fund		None
JNL/Mellon Capital Emerging Markets Index Fund	Class A Class B	0.20% None
JNL/Mellon Capital European 30 Fund	Class A Class B	0.20% None

Fund	Class	Maximum 12b-1 Fee 1
JNL/Mellon Capital Pacific Rim 30 Fund	Class A Class B	0.20% None
JNL/Mellon Capital S&P 500 Index Fund	Class A Class B	0.20% None
JNL/Mellon Capital S&P 400 MidCap Index Fund	Class A Class B	0.20% None
JNL/Mellon Capital Small Cap Index Fund	Class A Class B	0.20% None
JNL/Mellon Capital International Index Fund	Class A Class B	0.20% None
JNL/Mellon Capital Bond Index Fund	Class A Class B	0.20% None
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	Class A Class B	0.20% None
JNL/Mellon Capital Utilities Sector Fund	Class A Class B	0.20% None
JNL/MMRS Conservative Fund		None
JNL/MMRS Growth Fund		None
JNL/MMRS Moderate Fund		None
JNL/Morgan Stanley Mid Cap Growth Fund	Class A Class B	0.20% None
JNL/Neuberger Berman Strategic Income Fund	Class A Class B	0.20% None
JNL/Oppenheimer Emerging Markets Innovator Fund	Class A Class B	0.20% None
JNL/Oppenheimer Global Growth Fund	Class A Class B	0.20% None
JNL/PIMCO Real Return Fund	Class A Class B	0.20% None
JNL/PIMCO Total Return Bond Fund	Class A Class B	0.20% None
JNL/PPM America Floating Rate Income Fund	Class A Class B	0.20% None
JNL/PPM America High Yield Bond Fund	Class A Class B	0.20% None
JNL/PPM America Mid Cap Value Fund	Class A Class B	0.20% None
JNL/PPM America Small Cap Value Fund	Class A Class B	0.20% None
JNL/PPM America Value Equity Fund	Class A Class B	0.20% None
JNL/Red Rocks Listed Private Equity Fund	Class A Class B	0.20% None

Fund	Class	Maximum 12b-1 Fee 1
JNL/Scout Unconstrained Bond Fund	Class A Class B	0.20% None
JNL/T. Rowe Price Established Growth Fund	Class A Class B	0.20% None
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class B	0.20% None
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class B	0.20% None
JNL/T. Rowe Price Value Fund	Class A Class B	0.20% None
JNL/Westchester Capital Event Driven Fund	Class A Class B	0.20% None
JNL/WMC Balanced Fund	Class A Class B	0.20% None
JNL/WMC Money Market Fund	Class A Class B	0.20% None
JNL/WMC Value Fund	Class A Class B	0.20% None
JNL/S&P Competitive Advantage Fund	Class A Class B	0.20% None
JNL/S&P Dividend Income & Growth Fund	Class A Class B	0.20% None
JNL/S&P Intrinsic Value Fund	Class A Class B	0.20% None
JNL/S&P Total Yield Fund	Class A Class B	0.20% None
JNL/S&P Mid 3 Fund	Class A Class B	0.20% None
JNL/S&P International 5 Fund	Class A Class B	0.20% None
JNL/S&P 4 Fund		None
JNL/S&P Managed Conservative Fund		None
JNL/S&P Managed Moderate Fund		None
JNL/S&P Managed Moderate Growth Fund		None
JNL/S&P Managed Growth Fund		None
JNL/S&P Managed Aggressive Growth Fund		None
JNL Disciplined Moderate Fund		None
JNL Disciplined Moderate Growth Fund		None
JNL Disciplined Growth Fund		None

1 As a percentage of the average daily net assets attributable to the specified class of shares.